                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)   February 10, 1999
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                             ST. JOHN KNITS, INC.
                             --------------------
            (Exact name of registrant as specified in its charter)


             California                1-11752              95-2245070
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      (State or other jurisdiction    (Commission        (IRS Employer
            of incorporation)         File Number)        Identification No.)


             17422 Derian Avenue, Irvine, California      92614
             ---------------------------------------      -----
             (Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code      (949) 863-1171
                                                  -----------------------------


                                Not Applicable
                                --------------
        (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS
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         A copy of the press release issued by St. John Knits, Inc., a California corporation (the "Company"), on February 10, 1999 is filed as Exhibit
99.1 to this Current Report and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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99.1     Press Release issued by the Company on February 10, 1999.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 11, 1999

                                             ST. JOHN KNITS, INC.


                                     By:     /s/ Roger G. Ruppert
                                             --------------------
                                     Name:   Roger G. Ruppert
                                     Title:  Senior Vice President - Finance,
                                             Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------



Exhibit
  No.         Description of Exhibit
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99.1          Press Release issued by the Company on February 10, 1999.